SCHEDULE 14A INFORMATION
------------------------

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


[x] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[x] Definitive  Proxy  Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ? 240.14a-11(c) or ? 240.14a-12


                                Xiox Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
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    (1) Title of each class of securities to which  transaction  applies: N/A
                                                                         -------
    (2) Aggregate number of securities to which transaction  applies: N/A
                                                                     -----------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
                                           -------------------------------------
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                                                        ------------------------
    (5) Total fee paid: N/A
                       ---------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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                                ------------------------------------------------
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                                                       -------------------------
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                      ----------------------------------------------------------
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                    ------------------------------------------------------------

                                XIOX CORPORATION
                        577 Airport Boulevard, Suite 700
                          Burlingame, California 94010


                  Notice of 1999 Annual Meeting of Stockholders


The 1999 Annual Meeting of Stockholders of Xiox Corporation will be held on Monday, May 17, 1999 at 1:30 p.m. at 577 Airport Boulevard, Suite 700, Burlingame, California, to conduct the following items of business:

1.       Elect six directors for one-year terms;

2. Amend the Certificate of Incorporation to increase the number of authorized shares of our preferred stock from 2,000,000 to 10,000,000 shares.

3. Amend the Certificate of Incorporation to increase the number of authorized shares of our common stock from 10,000,000 to 50,000,000 shares.

4. Amend the 1994 Stock Plan to increase the number of shares of our common stock available for stock option grants from 752,095 to 900,000 shares.

5. Amend the 1994 Stock Plan to clarify the provision for an annual increase in the number of shares available for stock option grants.

6. Ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 1999; and

7.       Transact other business properly coming before the meeting.

Stockholders who owned shares of our stock at the close of business on April 1, 1999, are entitled to attend and vote at the meeting. A complete list of these stockholders will be available at our principal executive offices at 577 Airport Boulevard, Suite 700, Burlingame, California, prior to the meeting.

                                             By Order of the Board of Directors,
                                             Xiox Corporation


                                             /s/ Melanie D. Johnson
                                             -----------------------------------
                                             Melanie D. Johnson
                                             Secretary

April 14, 1999
Burlingame, California

                               Proxy Statement For
                        Annual Meeting of Stockholders of
                                Xiox Corporation


                             To Be Held May 17, 1999



Date, Time, Place, and Matters to be Considered

This Proxy Statement is solicited on behalf of the Board of Directors of Xiox Corporation for use at our Annual Meeting of Stockholders to be held on Monday, May 17, 1999, at 1:30 p.m., at 577 Airport Boulevard, Suite 700, Burlingame, California, or at any adjournments or postponements of the annual meeting, for the purposes set forth in this proxy and in the accompanying Notice of Annual Meeting of Stockholders. These proxy solicitation materials were mailed on or about April 14, 1999, to all stockholders entitled to vote at the annual meeting.

Voting and Revocation of Proxies

You may vote your shares in person, or by using a proxy. All shares represented by proxies in the accompanying form, which are properly executed and returned to us, will be voted at the annual meeting in accordance with the stockholders' instructions contained in the accompanying proxy form. If no instructions are given on an executed and returned proxy with respect to a matter to be voted upon at the meeting, as set forth in the notice of meeting accompanying this proxy statement, those shares will be voted in favor of that matter and for the nominated directors.

You may revoke your proxy at any time prior to its exercise by taking any one of the following actions:

         1. filing with the Secretary of Xiox a written instrument revoking your proxy;

         2. filing with the Secretary of Xiox a duly executed proxy bearing a later date; or

         3.    attending the meeting and electing to vote in person.

General

Our principal executive offices are located at 577 Airport Boulevard, Suite 700, Burlingame, California 94010.

Proxy Solicitation

We will bear the cost of this solicitation. We may make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to the beneficial owners of stock, and we will reimburse such persons for their expenses. Proxies may be solicited by our directors, officers, or regular employees, without additional compensation, in person or by telephone or telegraph.

Record Date and Shares Entitled to Vote

The close of business on April 1, 1999, was the record date for stockholders entitled to attend and vote at the annual meeting. As of that date, we had 3,178,399 shares of common stock, $.01 par value, and 1,877,989 shares of preferred stock, $.01 par value, issued and outstanding. Each outstanding share of common stock, and each outstanding share of preferred stock, on the record date is entitled to one vote on all matters set forth in this Proxy Statement. Holders of common stock and preferred stock will vote together as a single class on all matters to be brought before the meeting.

Vote Required

Election of Directors. The six nominees receiving the highest number of affirmative votes shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present.

Other Matters. Abstentions and broker non-votes are considered in determining the number of votes required to attain a majority of the outstanding shares in connection with the proposal to approve the amendment to our 1994 Stock Plan and the proposal to amend our certificate of incorporation. Because abstentions and broker non-votes are not affirmative votes for the matter, they will have the same effect as votes against the matter. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors.

Deadline for Receipt of Stockholder Proposals for 2000 Annual Meeting

If you want us to consider including a proposal in our 2000 Proxy Statement, you must deliver it to our Corporate Secretary at our principal executive office no later than December 23, 1999. The proposal must be mailed to Xiox Corporation,
Attention: Melanie D. Johnson, 577 Airport Boulevard, Suite 700, Burlingame, California 94010. Such proposals must comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

Proposal One

Elect Six Directors for One-Year Terms.

Nominees

The stockholders will elect a board of six directors at the annual meeting. Unless otherwise instructed, the proxy holders will vote all proxies received by them for the nominees listed below. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this proxy statement, we are not aware of any nominee who is unable or unwilling to serve as a director. Notwithstanding the foregoing, if one or more persons, other than those named below, are nominated as candidates for the office of director, the enclosed proxy may be voted in favor of any one or more of the nominees to the exclusion of others, and in such order of preference as the proxies may determine in their discretion.

Set forth below are the nominees for director, to serve for one year or until their successors are elected and qualified. The term of office of each elected director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified. There are no family relationships between any Xiox directors or executive officers. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer.

         Name and Position(s)
         with the Company                            Director Since          Age

William H. Welling                                       1989                 65
         Chairman,
         Chief Executive Officer
         and Director
Mark A. Parrish, Jr                                      1990                 68
         Director
Robert K. McAfee(1)                                      1985                 68
         Director
Bernard T. Marren(1)                                     1989                 63
         Director
Atam Lalchandani(1)                                      1996                 55
         Director
Philip Vermeulen                                         1997                 43
          Director

(1)      Member of Audit and Compensation Committee.

Business Experience of Directors


William H. Welling became a director of Xiox and was named Chairman of the Board of Directors and Chief Executive Officer in September 1989. Since 1983 he has been Managing Partner of Venture Growth Associates, an investment firm. Since April 1993, he has been director of Genesis Microchip, Inc., a fabless semiconductor company that designs, develops and markets high-quality digital image manipulation integrated circuit solutions. Mr. Welling is a director of OPTi Inc., a fabless semiconductor manufacturer; Xiox director Bernard T. Marren is the Chairman and CEO of OPTi Inc. Mr. Welling also serves as a director on the boards of several private companies.

Mark A. Parrish, Jr. was appointed a director of Xiox in August 1990 and served as interim President and Chief Operating Officer from January 1991 through July 1991. Since 1990, Mr. Parrish has worked as a consultant. From 1987 until its sale in 1989, Mr. Parrish was President of the Datachecker Systems Division, a $230 million point of sales systems subsidiary of National Semiconductor Corporation. Between 1974 and 1987, Mr. Parrish held various sales and marketing positions at National Semiconductor; starting as a Major Accounts Manager in 1974, he was named Director of North American sales in 1980 and was appointed Vice President in 1982.

Robert K. McAfee became a director of Xiox in September 1985. For over 30 years, Mr. McAfee has been a management consultant serving both major and small companies. In recent years, he has worked extensively with the World Bank and other regional development banks in introducing computer-based systems and other modern management systems to railroads throughout the world.

Bernard T. Marren was appointed a director of Xiox in September 1989. Since May 1998, Mr. Marren has been Chairman and CEO of OPTi Inc., a fabless semiconductor manufacturer that produces integrated circuits for the computer industry. Mr. Marren was a founder of Western Micro Technology, Inc., serving as President and Chief Operating Officer from 1977 to 1988. Mr. Marren has been involved in the semiconductor industry since 1960, and was a founder and the first President of the Semiconductor Industry Association ("SIA"). He also served as President, Director, and Chairman of the National Electronics Distributor Association ("NEDA").

Atam Lalchandani was appointed a director of Xiox in May 1996. He has been in the information technology business for the past 20 years. He was part of the financial management at National Semiconductor Corporation, starting in 1977 and progressing to Chief Financial and Administrative Officer for a subsidiary, National Advanced Systems, from 1983 to 1989. During 1990 Mr. Lalchandani was the Chief Financial Officer of Oracle Corporation's domestic operations. From 1990 to 1992, Mr. Lalchandani served initially as Chief Financial Officer and later as Chief Executive Officer for Objectivity, a database software company. Since 1992, Mr. Lalchandani has been a financial and strategy consultant for various companies in the San Francisco Bay Area. He is currently on the board of Harmony Foods in Santa Cruz, California, as well as several high technology companies.

Philip Vermeulen was appointed a director of Xiox in November 1997. After serving as an account officer with Chase Manhattan Bank NA in Europe, he became Chief Operating Officer and Chief Executive Officer of Sidel Computer Center N.V., a PC hardware and software company, from 1985 to 1987. From July 1988 to August 1997, he worked as Executive Senior Investment Manager in high tech for GIMV in Belgium, a Flemish regional development company concentrating on venture capital. Since September 1997, Mr. Vermeulen has been CEO of Flanders Language Valley Fund, a venture capital fund specializing in speech and language technology. Today Mr. Vermeulen serves on the boards of several private and public companies.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of these nominees for one-year terms.


Certain Relationships and Related Transactions

In 1998, we received a total of approximately $9,300,000 (net of issuance costs of $224,717 as of December 31, 1998) from Intel Corporation, Flanders Language Valley CVA, Zero Stage Capital, and other private investors for the purchase of our Series A preferred stock. This occurred in closings on September 21, 1998, and October 5, 1998. All together, 1,907,989 shares of our Series A preferred stock were sold at a purchase price of $5.00 per share. In connection with this financing, we issued warrants for 50,000 shares of common stock at an exercise price of $6.31.

On March 25, 1998, we issued to Flanders Language Valley an additional 211,297 shares of our common stock as an adjustment to a June 30, 1997 common stock purchase agreement with Flanders Language Valley, in which Flanders Language Valley invested $2,872,000 for the purchase of 574,400 shares of our common stock. No further adjustments will be made under this agreement.


Board Meetings and Committees

Our Board of Directors held six meetings during the fiscal year ended December 31, 1998. The Board of Directors has one standing committee, the Audit and Compensation Committee. The members of the committee are Atam Lalchandani, Bernard T. Marren, and Robert K. McAfee. The committee approves our compensation arrangements, including stock option grants and employee benefits for our management and employees, and recommends the engagement of our independent auditors. During the year ended December 31, 1998, the committee held three meetings. There is no nominating committee or any other committee performing the functions of a nominating committee.

During fiscal 1998, no director attended fewer than 67% of the aggregate number of meetings of the Board of Directors and meetings of committees on which he served.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth the beneficial ownership of our common stock and preferred stock (on an as converted basis) as of March 25, 1999, by (i) each director; (ii) the Chief Executive Officer and the four other most highly compensated executive officers for the year ended December 31, 1998 (such officers, together with the Chief Executive Officer, are collectively referred to as the "Named Executive Officers"); (iii) all directors and executive officers as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock or more than five percent of our preferred stock at March 25, 1999. All shares are subject to the named person's sole voting and investment power except where otherwise indicated and subject to community property laws where applicable.



                                    Series A Preferred Stock

                                                                Preferred Stock              Percent of
Name                                                         Beneficially Owned (1)            Class
----                                                          --------------------              -----

Flanders Language Valley, CVA                                        200,000                    10.6%
     Patteelstraat 24, 8900 Ieper, Belgium

Intel Corporation                                                  1,005,989                    53.6%
     2200 Mission College Blvd
     Santa Clara, CA 95052

Lagunitas Partners                                                   120,000                     6.4%
     50 Osgood Place, San Francisco, CA 94133

Zero Stage Capital VI, LLC                                           200,000                    10.6%
     101 Main Street, 17th Floor, Kendall Square
     Cambridge, MA 02142

Robert K. McAfee                                                       2,000                     0.1%

All directors and officers as a group (12 persons)                     2,000                     0.1%

                                          Common Stock

                                                                    Common Stock             Percent of
Name                                                            Beneficially Owned(1)           Class
----                                                            ---------------------           -----

Flanders Language Valley, CVA                                        785,697(2)                 24.7%

Edmund Shea                                                          563,342(3)                 17.7%
     655 Brea Canyon Rd., Walnut, CA 91789

Gregory F. Wilbur                                                    300,964(4)                  9.5%
     Bay Area Micro-Cap Fund
     1151 Bay Laurel Dr., Menlo Park, CA 94025

William H. Welling                                                 1,047,616(5)                 32.8%

Philip Vermeulen                                                         250(6)                   --

Atam Lalchandani                                                      12,498(7)                  0.4%

Bernard T. Marren                                                     68,817(8)                  2.2%

Robert K. McAfee                                                      45,658(9)                  1.4%

Mark A. Parrish, Jr                                                   12,898(10)                 0.4%

Wayne F. Benoit                                                       36,274(11)                 1.1%

Anthony DiIulio                                                       43,700(12)                 1.4%

Melanie D. Johnson                                                    22,599(13)                 0.7%

David Y. Schlossman                                                   44,891(14)                 1.4%

All directors and officers as a group (12 persons)                 1,355,438(15)                40.3%

(1)  These  tables  are based  upon  information  supplied  by  officers,  directors,  and  principal stockholders.  Unless otherwise indicated, the business address of each of the beneficial owners listed in these tables is: 577 Airport Blvd, Suite 700, Burlingame, CA 94010.

     Percentage of class ownership is based on 3,178,399  shares of common stock and 1,877,989 shares of preferred stock  outstanding as of March 25, 1999.  Shares of common stock subject to options that are currently  exercisable or exercisable within 60 days of March 25, 1999 are deemed to be outstanding and to be

                                                  8

     beneficially  owned by the person holding such options or warrants for the purposes of computing the percentage  ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)  This  information  was obtained  from filings made with the SEC on May 1, 1998,  Securities  and
     Exchange  Commission pursuant to Section 13(d) of the Exchange Act of 1934 and other information made available to us. Flanders Language Valley Management N.V. ("FLVM") is the sole director and officer of Flanders  Language Valley C.V.  ("FLV").  FLVM is deemed to be a beneficial  owner of
     200,000  shares of our preferred  stock held by FLV, and 785,697 shares of our common stock held by FLV. Mr. Philip Vermeulen is the Managing Director of FLVM, but not a beneficial owner of the shares held by FLV.

(3)  Represents  563,342  shares  of common  stock  beneficially  owned by Edmund  and Mary Shea Real
     Property Trust.

(4)  As of March 24, 1999,  300,964 shares of Xiox  Corporation are owned by Bay Area Micro-Cap Fund,
     L.P., of which Bay Area Micro-Cap  Management Company,  LLC is the general partner (the "General
     Partner").  The 300,964 shares owned by Bay Area Micro-Cap  Fund, L.P. can be voted and disposed of by Gregory F. Wilbur,  as managing  member of the General  Partner,  acting alone,  or by Mr.
     William A. Smart III and Mr.  Peter L.  Holland,  as managing  members of the  General  Partner, acting  together.  In addition,  6,000 shares are owned by Smart & Holland Value Fund,  L.P. The
     6,000 shares owned by Smart & Holland Value Fund,  L.P., of which Mr. Smart is general  partner, can be voted and disposed of by Mr. Smart III acting alone.

(5)  Represents 1,027,416 shares of common stock beneficially owned by Mr. Welling, including 104,678 shares owned directly and 922,738 shares owned indirectly.  Mr. Welling disclaims all beneficial ownership  of 73,718  shares held by family  members and related  trusts over which Mr.  Welling exercises no voting or dispositional power.  Includes 20,200 shares of common stock which may be acquired upon exercise of outstanding  options which are  exercisable  within sixty (60) days of
     March 25, 1999.

(6)  Includes 250 shares of common stock which may be acquired upon exercise of  outstanding  options which are exercisable within sixty (60) days of March 25, 1999.

(7)  Includes 1,498 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 25, 1999.

                                                  9

(8)  Includes 8,498 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 25, 1999.

(9)  Includes 8,498 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 25, 1999.

(10) Includes 6,498 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 25, 1999.

(11) Includes  36,274  shares of common  stock which may be  acquired  upon  exercise of  outstanding options which are exercisable within sixty (60) days of March 25, 1999.

(12) Includes  31,000  shares of common  stock which may be  acquired  upon  exercise of  outstanding options which are exercisable within sixty (60) days of March 25, 1999.

(13) Includes  20,899  shares of common  stock which may be  acquired  upon  exercise of  outstanding options which are exercisable within sixty (60) days of March 25, 1999.

(14) Includes  29,987  shares of common  stock which may be  acquired  upon  exercise of  outstanding options which are exercisable within sixty (60) days of March 25, 1999.

(15) Includes  183,839  shares of common  stock which may be acquired  upon  exercise of  outstanding options which are exercisable within sixty (60) days of March 25, 1999.


Executive Officers

In addition to Mr. Welling, our principal executive officers and their ages as of April 1, 1999, are as follows:

Name                              Age               Position
----                              ---               --------

Wayne F. Benoit                   50   Vice President of Business Development

Robert W. Boyd                    36   Vice President of Operations

Anthony DiIulio                   43   Vice President of Sales

Melanie D. Johnson                43   Vice President of Finance,
                                       Chief Financial Officer & Secretary


David Y. Schlossman               39   Vice President of Product Marketing


Allan W. White                    50   Vice President of Marketing


Wayne F. Benoit joined us in December 1996 as Vice President of Business Development. Prior to joining us, he was Chief Operating Officer for ERS International from 1994 to 1996. From 1988 through 1993, Mr. Benoit worked for Ungermann Bass, most recently as Executive Vice President of Product Operations from 1990 to 1993, and previously as Vice President and Director of Engineering from 1988 through 1990. Prior to that, Mr. Benoit was at Linkware Corporation from 1984 to 1988, as President from 1986 to 1987 when it was purchased by Ungermann Bass, and previously as Vice President of Marketing. Formerly, Mr. Benoit held engineering roles at DTSS, Inc. and Epsilon Data Management from 1973 to 1984. He received his Bachelor of Arts degree in Business and Experimental Psychology from Northeastern University and a Masters in Personnel Services from University of New Hampshire.

Robert W. Boyd joined Xiox in July 1990 as a member of the Sales Department. He was promoted to Director of Sales in January 1994 and to Vice President of Operations in March 1995. Prior to joining us, Mr. Boyd held sales and management positions at First Phone, Inc., a telecommunications firm in Cambridge, Massachusetts. He received his Bachelor of Science degree in Business Administration at St. Michael's College, Vermont.

Anthony DiIulio was appointed Vice President of Sales and Marketing in March 1995. Prior to that, he was our Vice President of Operations, beginning in March 1991 when we acquired SFX, Inc. (then Summa Four Business Products, Inc.). Prior to the acquisition, Mr. DiIulio was General Manager of Summa Four Business Products, Inc., where he was responsible for sales, marketing, and operations. From 1984 to 1987, Mr. DiIulio held several different positions with Wang Laboratories, Inc. He received his Bachelor of Science degree from Northeastern University and his Masters in Business Administration from New Hampshire College.

Melanie D. Johnson became our Vice President of Finance and Chief Financial Officer in July 1995. Prior to joining us, Ms. Johnson served as Director of Product Delivery and Controller of Product Operations at UB Networks (formerly Ungermann Bass). From 1987 to 1990, Ms. Johnson was a financial manager in the Intercontinental Division of UB's parent, Tandem Computers. She also held various financial and managerial positions at Honeywell Information Systems from 1977 to 1987. Ms. Reid received her Bachelor of Science degree in Accounting from Boston College and her Masters in Business Administration from the University of Texas at Arlington.

David Y. Schlossman was appointed our Vice President of Product Marketing in October 1997. He joined us in 1984 as a software engineer, and served as our Vice President of Engineering from September 1988 through June 1989, resuming that position in January 1990 following a six-month period at Applied Voice Technology, a company specializing in voice processing. Prior to joining us, Mr. Schlossman held software engineering posts at Shaffer and Shaffer Applied R & D in Columbus, Ohio, as well as at Columbia and New York Universities and several
U. S. government agencies. Mr. Schlossman received his Bachelor of Arts degree in computer science from Ohio State University.

Allan W. White became our Vice President of Marketing in February 1999. From October 1997 to December 1998, Mr. White was Vice President of Worldwide Marketing for Polycom, Inc., a manufacturer of audio and video conferencing systems. He served as Worldwide Director of PC Systems and OEM Business Development for the Octel Messaging Division of Lucent Technologies from April 1996 to October 1997. While at Apple Computer, Inc. from July 1988 to April 1996, Mr. White held executive positions in general management, marketing, and business development. With ITT Corporation, a global communications network systems and equipment manufacturer, Mr. White served in executive positions, including Country General Manager and Marketing Director of Business Communications. He earned his Bachelor of Science and Masters degrees from the University of El Salvador and has attended advanced strategic marketing seminars at Stanford University.


Executive Compensation


Summary of Officer Compensation

The following table shows, for the last three fiscal years ending December 31, 1998, 1997 and 1996, certain compensation (including salary, bonuses, stock options, and certain other compensation) we paid to the Named Executive Officers in fiscal 1998:

                                   Summary Compensation Table
                                                                                                      Long-Term
                                                                                                     Compensation
                                                             Annual Compensation                        Awards
Name and                                            --------------------------------------------------------------
Principal Position                   Year           Salary ($)       Bonus ($)     Other ($)(1)         Options
------------------                   ----           ----------       ---------     ------------         -------

William H. Welling                   1998           191,205(3)        9,265            4,800             80,800(5)
   President and Chief               1997           169,240(3)       14,283(4)         4,800
   Executive Officer                 1996           158,450(3)       13,631(4)         4,800


Wayne F. Benoit                      1998           130,269(7)        6,100            4,200
   Vice President                    1997           120,500           3,050(9)           700
   Business Development              1996            10,000(8)                                           60,000


Anthony DiIulio                      1998           138,717(10)       3,402            4,200              3,600(6)
   Vice President of                 1997           121,209(10)      27,018(11)        4,200
   Sales & Marketing                 1996           105,754(10)      34,650(11)        4,200             15,000(2)


Melanie D. Johnson(12)               1998           121,661           6,025            4,200              8,600(6)
   Vice President of                 1997           111,353          10,613(13)        4,200
   Finance, Chief Financial          1996           108,431          13,700(13)        4,200             20,000(2)
   Officer & Secretary


David Y. Schlossman                  1998           123,300           6,100            4,200              4,800(6)
   Vice President of                 1997           107,124          17,580(16)        4,200
   Product Marketing(14)             1996           101,364(15)      19,549(16)        4,200              5,000(2)

(1)  Automobile allowances.

(2)  Reflects an exchange of existing,  higher-priced  options granted under the 1994 Plan for new options with an exercise  price of $3.4375 per share,  which  price was equal to the mean  between the high bid and low asked prices for Xiox's common stock on the last market trading day prior to July 12, 1996.

(3)  Includes $1,159 of salary earned in 1996 but paid in 1997, and payout of paid-time-off  balances of $3,731 in
     1998, $3,564 in 1997 and $2,791 in 1996.

(4)  Includes  $4,633 of bonus  earned in 1997,  but paid in 1998,  and $9,650 of bonus earned in 1996 but paid in
     1997.

(5)  Includes 58,416  incentive and 22,384  non-qualified  five-year stock option grants issued on May 18, 1998 at
     110% fair market of $6.60.

(6)  Includes  ten-year  incentive  stock option  grants  issued on May 18, 1998 at fair market value of $6.00 per share.

(7)  Includes payout of paid-time-off balances of $2,769 in 1998.

(8)  Mr. Benoit joined Xiox in December 1996.

(9)  Includes $3,050 of bonus earned in 1997 but paid in 1998.

                                                        13

(10) Includes $773 of salary earned in 1996 but paid in 1997,  and payout of  paid-time-off  balances of $2,617 in
     1998, $2,617 in 1997, and $1981 in 1996.

(11) Includes  $3,403 of bonus  earned in 1997 but paid in 1998,  and  $6,750 of bonus  earned in 1996 but paid in
     1997. Also includes $14,715 in 1997 and $19,620 in 1996 of reportable  relocation expense associated with the sale of Mr. DiIulio's East Coast residence.

(12) Ms. Johnson, formerly known as Ms. Reid, changed her name in October 1998.

(13) Includes  $3,013 of bonus  earned in 1997 but paid in 1998,  and  $5,700 of bonus  earned in 1996 but paid in
     1997.

(14) Mr.  Schlossman  became  Vice  President  of Product  Marketing  in October  1997.  Prior to that he was Vice
     President of Engineering.

(15) Includes $744 of salary  earned in 1996 but paid in 1997,  and payout of  paid-time-off  balances of $1431 in
     1996.

(16) Includes  $3,050 of bonus  earned in 1997 but paid in 1998,  and  $4,995 of bonus  earned in 1996 but paid in
     1997.



Options Granted During Fiscal 1998

The following options were granted to our Named Executive Officers in 1998:

                                 # of Securities     % of Total Options
                                   Underlying        Granted to Employee    Exercise Price        Expiration
Name                                 Options            In Fiscal Year    (Dollars Per Share)        Date
----                                 -------            --------------    -------------------        ----

William H. Welling                    80,800                 33.5%             $   6.60            5/18/08

Wayne F. Benoit                          100                   --              $   6.00            5/18/08

Anthony DiIulio                        3,600                  1.5%             $   6.00            5/18/08

Melanie D. Johnson                     8,600                  3.6%             $   6.00            5/18/08

David Y. Schlossman                    4,800                  2.0%             $   6.00            5/18/08


Option Exercises and Fiscal 1998 Year-End Values

The following table provides the specified information concerning exercises of options to purchase our common stock and the fiscal year-end value of unexercised options held by the Named Executive Officers.


                         Aggregated Option Exercises in Last Fiscal Year
                                and Fiscal Year-End Option Values

                                  Shares       Value           No. of Unexercised              Value of Unexercised
                                 Acquired     Realized        Options at 12/31/98              In-the-Money Options
                                    On                                                           At 12/31/98 ($)(1)
                                 Exercise
Name                                (#)         ($)        Exercisable     Unexercisable    Exercisable     Unexercisable
----                                ---         ---        -----------     -------------    -----------     -------------
William H. Welling                  --          --              --             80,800             --           $164,024

Wayne F. Benoit                     --          --            29,999           30,101         $157,645         $157,918

Anthony DiIulio                     --          --            30,100            3,600         $184,601         $  9,468

Melanie D. Johnson                  --          --            16,666           11,934         $ 86,538         $ 39,930

David Y. Schlossman                 --          --            28,266            5,634         $196,452         $ 16,955

(1)  Fair market  value of our common  stock based upon the closing bid price at December  31, 1998  ($8.63)  minus the exercise price of the options.


Director Compensation

During the year ended December 31, 1998, Messrs. Lalchandani, Marren, McAfee, Parrish, and Vermeulen were each paid director's fees of $300 for each of the meetings of the Board they attended in 1998. Nonemployee directors participate in our 1994 Plan. The 1994 Plan provides for an automatic grant of a nonstatutory stock option to purchase 1,000 shares of common stock to each nonemployee director who is elected or re-elected to the Board of Directors at each annual meeting of our stockholders. The terms and conditions of each option grant to any director shall be as set forth in the stock option agreement entered into between us and the nonemployee director. None of the directors held consulting contracts with us during 1998.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file certain reports of ownership with the Securities and Exchange Commission ("Commission") and with the National Association of Securities Dealers. Such officers, directors, and stockholders are also required by Commission rules to provide us with copies of all Section 16(a) forms that they file. Based solely on our review of such forms received by us, or on written representations from certain reporting persons, we believe that, during the period from January 1, 1997 to December 31, 1998, our executive officers, directors, and ten percent stockholders filed all required Section 16(a) reports on a timely basis except as reported below:

Philip Vermeulen filed a late Form 3 when he became director in 1997.

Robert K. McAfee filed a late Form 4 for his option exercise on April 27, 1998.

Robert K. McAfee filed a late Form 4 for his preferred stock purchases in September and October 1998.

Robert W. Boyd, Anthony DiIulio, David Y. Schlossman,  Melanie D. Johnson, Wayne
F. Benoit, and William H. Welling each filed a late Form 4 for their May 18, 1998 option grants.

The following Proposals 2, 3, and 4 concern increases of authorized shares of preferred stock, common stock, or stock options. You may wish to refer to the table below when you review these proposals.


                                                Before         After          1)
                                                ------         --------
Proposal 2:

Preferred Stock Authorized                     2,000,000     10,000,000       2)

Less:  Preferred Stock Outstanding             1,877,989      1,877,989

Preferred Stock Unreserved and
Available for Issuance                           122,011      8,122,011


Proposals 3 and 4:

Common Stock Authorized                       10,000,000     50,000,000       3)

Less:  Common Stock Outstanding                3,178,399      3,178,399

       Common Stock Reserved for
       Exercise of Stock Options                 752,095        900,000       4)

       Common Stock Reserved for
       Conversion of Outstanding
       Convertible Preferred Stock             1,877,989      1,877,989       5)

       Common Stock Reserved for
       Exercise of Outstanding Warrants           50,000         50,000       6)

Common Stock Unreserved and
Available for Issuance                         4,141,517     43,993,612

(1) "Before" means at April 1, 1999; "After" assumes Proposals 2, 3, and 4 are approved.

(2)  Assuming approval of Proposal 2.

(3)  Assuming approval of Proposal 3.

(4)  Assuming approval of Proposal 4.

(5) An identical number of shares of common stock have been reserved for issuance upon conversion of the preferred shares to common shares.

(6) An identical number of shares of common stock have been reserved for issuance upon the exercise of the warrants to common shares of stock.

Proposal Two

Amend the Certificate of Incorporation to increase the number of authorized shares of our preferred stock from 2,000,000 to 10,000,000 shares.

Our Board of Directors has approved, and recommends that the stockholders approve, an amendment of our Certificate of Incorporation to increase the authorized number of shares of preferred stock from 2,000,000 shares to 10,000,000 shares. In 1998, the Board of Directors designated 2,000,000 shares of preferred stock as Series A Preferred Stock and 1,907,989 of these shares were sold to investors in September and October, 1998. If the proposed amendment is approved, the Board of Directors will have the authority to designate the rights, preferences, and privileges of the remaining shares of preferred stock, including, among other rights, rights relating to dividends, conversion, voting, redemption (including sinking fund provisions), and liquidation preferences. The language of the proposed amendment is contained in the Certificate of Amendment of Certificate of Incorporation attached as Annex A. If the proposal is approved by the stockholders, it will become effective upon filing of the Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware.

Purpose and Effect of the Amendment

The principal purpose of the Amendment is to provide Xiox with additional flexibility to issue preferred stock to raise equity capital, to make acquisitions through the use of stock, and for other proper corporate purposes. The availability of sufficient shares of preferred stock and the ability of the Board of Directors to determine the rights, preferences, privileges, and restrictions of the preferred stock are particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis, and thus to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action.

We desire to raise capital in 1999 through the issuance and sale of stock to support our research and development activities, the introduction of new products, and the marketing of its existing products. We are exploring potential investment opportunities; however, there are no current plans, proposals, or agreements for the issuance and sale of stock, and we cannot be certain that we will be able to raise capital on terms acceptable to us, or at all. We are not currently contemplating the acquisition of any other company or business. If the proposal is approved by stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of shares of stock, except as may be required by applicable law.

Although the principal purpose of the Amendment is to facilitate the issuance of stock to raise equity capital and to make acquisitions through the use of stock, the issuance of additional stock could also have the effect of delaying or preventing a change in control of Xiox. Shares of authorized and unissued stock could (within the limits imposed by our Certificate of Incorporation and applicable law) be issued in one or more transactions, which would make a change in control of Xiox more difficult, and therefore less likely. We are not presently aware of any pending or proposed transaction involving a change in control of Xiox, and the proposed Amendment is not prompted by any specific effort or takeover threat currently perceived by management.

We have no current plans or proposals for the newly authorized preferred stock.


Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR approval to amend the Certificate of Incorporation to increase the number of authorized shares of our preferred stock from 2,000,000 to 10,000,000 shares.

Proposal Three

Amend the Certificate of Incorporation to increase the number of authorized shares of our common stock from 10,000,000 to 50,000,000 shares.

Our Board of Directors has approved, and recommends that the stockholders approve, an amendment of our Certificate of Incorporation to increase the authorized number of shares of common stock from 10,000,000 shares to 50,000,000 shares. The language of the proposed amendment is contained in the Certificate of Amendment of Certificate of Incorporation attached as Annex A. If the proposal is approved by the stockholders, it will become effective upon filing of the Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware.

Purpose and Effect of the Amendment

The principal purpose of the Amendment is to provide Xiox with additional flexibility to issue common stock to raise equity capital, to make acquisitions through the use of stock, and for other proper corporate purposes. The availability of sufficient shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis, and thus to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action.

We desire to raise capital in 1999 through the issuance and sale of stock to support our research and development activities, the introduction of new products, and the marketing of its existing products. We are exploring potential investment opportunities; however, there are no current plans, proposals, or agreements for the issuance and sale of stock, and we cannot be certain that we will be able to raise capital on terms acceptable to us, or at all. We are not currently contemplating the acquisition of any other company or business. If the proposal is approved by stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of shares of stock, except as may be required by applicable law.

Although the principal purpose of the Amendment is to facilitate the issuance of stock to raise equity capital and to make acquisitions through the use of stock, the issuance of additional stock could also have the effect of delaying or preventing a change in control of Xiox. Shares of authorized and unissued stock could (within the limits imposed by our Certificate of Incorporation and applicable law) be issued in one or more transactions, which would make a change in control of Xiox more difficult, and therefore less likely. We are not presently aware of any pending or proposed transaction involving a change in control of Xiox, and the proposed Amendment is not prompted by any specific effort or takeover threat currently perceived by management.

We have no current plans or proposals for the newly authorized common stock.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR approval to amend the Certificate of Incorporation to increase the number of authorized shares of our common stock from 10,000,000 to 50,000,000 shares.

Proposal Four

Amend the 1994 Stock Plan to increase the number of shares of our common stock available for stock option grants from 752,095 to 900,000 shares.

Our 1994 Plan was adopted by the Board of Directors in April 1994 and approved by stockholders in May 1994. The 1994 Plan replaced our 1984 Stock Option Plan, which terminated by its own terms in April 1994. Options granted under the 1984 Stock Option Plan were not terminated at that time, but remain outstanding until the term of such options expires or such options are exercised in accordance with their terms. Any shares previously reserved for issuance under the 1984 Stock Option Plan which are not subject to outstanding options shall have been returned to our authorized but unissued common stock. An aggregate of 100,000 shares was reserved for issuance under the 1994 Plan at the time of its adoption. In 1995, the Board of Directors increased the number of shares reserved for issuance under the 1994 Plan to 200,000, and such increase was approved by stockholders in 1995. In 1997, the Board of Directors increased the number of shares reserved for issuance under the 1994 Plan to 350,000, and such increase was approved by stockholders in 1997. In 1998, the 1994 Plan was amended to increase the number of shares reserved for issuance to 625,000 shares, and to provide for an annual renewal feature in the plan. As a result of the annual renewal feature, the number of shares reserved for issuance under the 1994 Plan was increased to 752,095 shares as of January 1, 1999. At the Record Date, options to purchase an aggregate of 556,308 shares, having an average exercise price of $6.03 per share and expiring from May 2004 to February 2009, were outstanding, and 195,169 shares remained available for future grant under the 1994 Plan.

The Board of Directors has approved an amendment to the 1994 Plan to increase the number of shares reserved for issuance by 147,905 shares, to a total of 900,000 shares, effective immediately. This amendment is subject to approval of the stockholders.

As a result, we ask that you approve an amendment to the 1994 Plan that increases the number of shares reserved by 147,905 to an aggregate of 900,000 shares.

We believe that the 1994 Plan is a key component of our strategy to attract and retain skilled employees and quality management. The Board of Directors believes it is in our best interests to adopt the amendments to the 1994 Plan, so we may continue to attract and retain the services of key employees by granting options to purchase our common stock and other incentives to employees in the form of equity ownership. While we believe that the 1994 Plan will encourage employees to be stockholders, we also recognize that option grants to employees can result in dilution to existing stockholders. However, with the demand for highly skilled employees at an all time high, especially in the technology industries, management believes it is critical to our success to maintain competitive employee compensation programs.

The 1994 Plan, as amended, is attached as Annex B. The essential features of the 1994 Plan are outlined below.

Purpose

The purposes of the 1994 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to our employees and consultants, and to promote the success of our business.

Administration

The 1994 Plan provides for administration by the our Board of Directors or by a committee of the Board. The 1994 Plan is currently being administered by the Board of Directors. The interpretation and construction of any provision of the 1994 Plan by the Board shall be final and binding. Members of the Board receive no compensation for their services in connection with the administration of the 1994 Plan.

Eligibility

The 1994 Plan provides for grants to employees (including officers) of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code"), as amended, and for grants of nonstatutory stock options to employees and consultants. The Board of Directors selects optionees and determines the number of shares to be subject to each option. The 1994 Plan provides for a maximum of 100,000 option shares that may be granted to any one employee during any single fiscal year. There is a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options that become exercisable for the first time in any one calendar year.

Terms of Option

Each option is evidenced by a written stock option agreement between Xiox and the optionee and is generally subject to the terms and conditions listed below, but specific terms may vary.

     (a) Exercise of the Option. The Board of Directors or its committee determines when options granted under the 1994 Plan may be exercised. The current form of the option agreement generally used under the 1994 Plan provides that options will be exercisable cumulatively to the extent of 25% of the option shares on the date twelve months after the vesting commencement date of the option and 1/48th of the option shares at the end of each month thereafter. An option is exercised by giving written notice of exercise to Xiox, specifying the number of shares of common stock to be purchased and tendering payment of the purchase price to Xiox. Payment for shares issued upon exercise of an option may consist of cash, check, exchange of shares of our common stock held for more than six months, or such other consideration as determined by the Board of Directors and as permitted by applicable law. The current form of the option agreement only permits payment by cash, check, or exchange of shares.

     (b) Option Price. The option price of the options granted under the 1994 Plan is determined by the Board of Directors or its committee in accordance with the 1994 Plan, but the option price of incentive stock options and nonstatutory stock options may not be less than 100% and 85%, respectively, of the fair market value of our common stock. The 1994 Plan provides that because our common stock is currently traded on the NASDAQ, the fair market value per share shall be the mean between the high bid and low asked prices of the common stock on the last market trading day prior to the day of the option grant. With respect to any participant who owns stock representing more than 10% of the voting power of our capital stock, the exercise price of any incentive or nonstatutory stock option must equal at least 110% of the fair market value per share on the date of the grant.

     (c) Termination of Employment. The 1994 Plan provides that if an optionee's employment is terminated for any reason, other than death or disability, options may be exercised not later than thirty days after the date of such termination, and may be exercised only to the extent the options were exercisable on the date of termination.

     (d) Disability. If an optionee terminates employment with Xiox as a result of total or permanent disability, options may be exercised within twelve months after the date of such termination, and may be exercised only to the extent the options were exercisable on the date of termination.

     (e) Death. If an optionee should die while an employee or consultant of Xiox or during the thirty-day period following the termination of the optionee's employment or consultancy, the optionee's estate may exercise the options at any time within twelve months after the date of death, but only to the extent that the options were exercisable on the date of death or termination of employment.

     (f) Termination of Options. The terms of all options granted under the 1994 Plan may not exceed ten years from the date of grant. However, any option granted to any optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of our stock or a parent or subsidiary corporation, may not have a term of more than five years.

     (g) Nontransferability of Options. All options are nontransferable by the optionee, other than by will or the laws of descent and distribution, and, during the lifetime of the optionee, may be exercised only by the optionee.

Adjustment Upon Changes in Capitalization

In the event any change, such as a stock split or dividend, is made in our capitalization that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by Xiox, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of Xiox, all outstanding options automatically terminate. In the event of a merger of Xiox with or into another corporation, or the sale of substantially all of the assets of Xiox, each outstanding option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation. The administrator may, in lieu of such assumption or substitution, provide for the optionee to have the right to exercise the option as to all or a portion of the optioned stock, including shares that would not otherwise be exercisable. If the option is not assumed or substituted when this happens, the option shall terminate as of the date of the merger closing. The option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each share of optioned stock subject to the option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares). However, if the payment received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the administrator may, with the consent of the successor corporation, provide for the payment to be received upon the exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock in the merger or sale of assets.

Amendment and Termination

The Board of Directors may at any time amend or terminate the 1994 Plan, but no amendment or termination shall be made which would impair the rights of any participant under any grant theretofore made without his or her consent. In addition, we shall obtain shareholder approval of any amendment to the 1994 Plan in such a manner and to the extent necessary to comply with applicable law or regulation. In any event, the 1994 Plan will terminate in 2004.

Federal Income Tax Information

Options granted under the 1994 Plan may be either "incentive stock options," as defined in the Code, or nonstatutory options.

An optionee who receives an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain, depending on the holding period.

All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time a nonstatutory option is granted. However, upon exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to tax withholding by us. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

The foregoing is only a summary of the effect of federal income taxation upon the optionee and Xiox with respect to the grant and exercise of options under the 1994 Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state, or foreign country in which an optionee may reside.

We intend to register the shares underlying the options on a Registration Statement on Form S-8.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR approval to amend the 1994 Stock Plan to increase the number of shares of our common stock available for stock option grants from 752,095 to 900,000 shares.

Proposal Five

Amend the 1994 Stock Plan to clarify the provision for an annual increase in the number of shares available for stock option grants.

An amendment to the 1994 Stock Plan was adopted and approved in 1998 to provide for general increases in the number of shares of common stock available for stock option grants. At that time, no shares of preferred stock were outstanding, and the annual renewal feature, calculated in part based on the number of shares of common stock outstanding, did not take into account the preferred stock. In reviewing this situation, and recognizing that the preferred stock is convertible by its owners into common stock at any time, our Board of Directors believes that the annual renewal feature should include a calculation based on both the outstanding common stock and preferred stock. As a result, the Board of Directors has approved an amendment to the 1994 Plan to clarify that the calculation of the annual renewal feature includes both the outstanding common stock and preferred stock, effective for the increase to be made effective January 1, 2000. This amendment is subject to approval of the stockholders.

As a result, we ask that you approve an amendment to the 1994 Plan that provides for an annual increase on the first day of each fiscal year (with the first increase to occur on January 1, 2000) equal to the lesser of (i) 4% of the total number of outstanding shares of common stock outstanding plus the total number of shares of common stock issuable upon conversion of shares of preferred stock outstanding on the last day of the previous fiscal year, (ii) 300,000 shares of common stock (as adjusted for any stock dividends, combinations, or splits of the common stock), or (iii) a smaller number determined by the Board of Directors.

We believe that the 1994 Plan is a key component of our strategy to attract and retain skilled employees and quality management. The Board of Directors believes it is in our best interests to adopt the amendments to the 1994 Plan, so we may continue to attract and retain the services of key employees by granting options to purchase our common stock and other incentives to employees in the form of equity ownership. While we believe that the 1994 Plan will encourage employees to be stockholders, we also recognize that option grants to employees can result in dilution to existing stockholders. However, with the demand for highly skilled employees at an all time high, especially in the technology industries, management believes it is critical to our success to maintain competitive employee compensation programs.

The 1994 Plan, as amended, is attached as Annex B. The essential features of the 1994 Plan are outlined under Proposal Four.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR approval to amend the 1994 Stock Plan to clarify the provision for an annual increase in the number of shares available for stock option grants.

Proposal Six

Ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 1999.

The Board of Directors has appointed KPMG LLP, independent accountants, to audit our financial statements for the fiscal year ending December 31, 1999. Representatives of KPMG LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. If stockholders do not ratify the appointment of KPMG LLP, the Board of Directors will reconsider the appointment.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR approval to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 1999.

Transact Other Business Properly Coming Before The Meeting

We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                             By Order of the Board of Directors,
                                             Xiox Corporation

                                             /s/ Melanie D. Johnson
                                             -----------------------------------
                                             Melanie D. Johnson
                                             Secretary

April 14, 1999
Burlingame, California

                                     ANNEX A



                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                XIOX CORPORATION


                     Adopted in accordance with Section 242
                   of the General Corporation Law of Delaware


         Melanie D. Johnson certifies that:

         1. She is the Chief Financial Officer of Xiox Corporation, a Delaware corporation.

         2.       Article  V  of  the  Certificate  of   Incorporation  of  this
                  corporation is amended to read as follows:

         "The corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.01 par value, and Preferred Stock, $0.01 par value. The total number of shares that the corporation is authorized to issue is 60,000,000 shares. The number of shares of Common Stock authorized is 50,000,000. The number of shares of Preferred authorized is 10,000,000.

         The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the board of directors (authority to do so being hereby expressly vested in the board). The board of directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

         The authority of the board of directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

                  i. the distinctive designation of such class or series and the number of shares to constitute such class or series;

                  ii. the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

                  iii. the right or obligation, if any, of the corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

                  iv. the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation;

                  v. the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

                  vi. the obligation, if any, of the corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

                  vii. voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

                  viii. limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

                  ix. such other restrictions, preferences, powers, qualifications, special or relative rights and privileges thereof as the board of directors of the corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation."

         3. This Certificate of Amendment of the Certificate of Incorporation (the "Certificate of Amendment") has been duly approved by this corporation's Board of Directors in accordance with Section 242 of the Delaware General Corporation Law (the "DGCL").

         4. This Certificate of Amendment has been duly approved by the stockholders in accordance with Section 242 of the DGCL.

         I hereby further declare and certify under penalty of perjury under the laws of the State of Delaware that the facts set forth in the foregoing certificate are true and correct of my own knowledge and that this Certificate of Amendment is my act and deed.

         Executed at Burlingame, California, this _____ day of _______________, 1999.





                                                     ---------------------------
                                                     Melanie D. Johnson,
                                                     Chief Financial Officer

                                     ANNEX B


                                XIOX CORPORATION
                                 1994 STOCK PLAN

          (as amended on May 22, 1995, March 25, 1997, March 18, 1998, and February 24, 1999)


         1. Purposes of the Plan. The purposes of this Stock Option Plan are:

                  o to attract and retain the best available personnel for positions of substantial responsibility,

                  o to provide additional incentive to Employees and Consultants, and

                  o        to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a)    "Administrator"   means   the   Board  or  any  of  its
Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

                  (c)    "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

                  (f)    "Common Stock" means the Common Stock of the Company.

                  (g)    "Company"   means   Xiox   Corporation,    a   Delaware
corporation.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

                  (j)    "Director" means a member of the Board.

                  (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i)    If  the   Common   Stock  is   listed  on  any
established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii)   If the  Common  Stock is quoted on the  NASDAQ
System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (iii)  In the  absence of an  established  market for
the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (p)    "Nonstatutory   Stock   Option"  means  an  Option  not
intended to qualify as an Incentive Stock Option.

                  (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

                  (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (s) "Option" means a stock option granted pursuant to the Plan.

                  (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

                  (v) "Optioned Stock" means the Common Stock subject to an Option.

                  (w) "Optionee" means an Employee or Consultant who holds an outstanding Option.

                  (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (y)    "Plan" means this 1994 Stock Plan.

                  (z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (bb) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       Stock  Subject  to the  Plan.  Subject  to the  provisions  of
Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 900,000 Shares plus an annual increase to be added on the first day of each fiscal year (with the first such increase to occur January 1, 2000) equal to the lesser of (a) 4% of the total number of shares of Common Stock outstanding plus the total number of shares of Common Stock issuable upon conversion of shares of Preferred Stock outstanding on the last day of the previous fiscal year, (b) 300,000 shares of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), or (c) a lesser amount as determined by the Board of Directors. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

                  If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4.       Administration of the Plan.

                  (a)      Procedure.

                           (i)    Multiple  Administrative  Bodies. If permitted
by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                           (ii)   Administration  With Respect to Directors  and
Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

                           (iii)  Administration  With Respect to Other Persons.
With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The

Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i)    to  determine  the  Fair  Market  Value of the
Common Stock, in accordance with Section 2(n) of the Plan;

                           (ii)   to select the  Consultants  and  Employees  to
whom Options may be granted hereunder;

                           (iii)  to  determine   whether  and  to  what  extent
Options are granted hereunder;

                           (iv)   to  determine  the  number of shares of Common
Stock to be covered by each Option granted hereunder;

                           (v)    to approve  forms of  agreement  for use under
the Plan;

                           (vi)   to  determine  the terms and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vii)  to reduce the exercise  price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                           (viii) to  construe  and  interpret  the terms of the
Plan and awards granted pursuant to the Plan;

                           (ix)   to  prescribe,  amend  and  rescind  rules and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                           (x)    to modify or amend  each  Option  (subject  to
Section 14(c) of the Plan);

                           (xi)   to  authorize  any person to execute on behalf
of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                           (xii)  to institute an Option Exchange Program;

                           (xiii) to  determine  the  terms  and   restrictions
applicable to Options; and

                           (xiv)  to  make  all  other   determinations   deemed
necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

         5. Eligibility. Nonstatutory Stock Options may be granted to Employees, Consultants and non-employee Directors of the Company who qualify for automatic option grants in accordance with the provisions of paragraph 6(d) below. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

         6.       Limitations.

                  (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

                           (i)    of Shares  subject to an Optionee's  Incentive
Stock Options granted by the Company, any Parent or Subsidiary, which

                           (ii)   become  exercisable  for the first time during
any calendar year (under all plans of the Company or any Parent or Subsidiary)

                  exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

                  (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

                  (c) The following limitations shall apply to grants of Options to Employees:

                           (i)    No Employee  shall be  granted,  in any fiscal
year of the Company, Options to purchase more than 100,000 Shares.

                           (ii)   The  foregoing  limitation  shall be  adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 12(a).

                           (iii)  If an  Option  is  cancelled  (other  than  in
connection with a transaction described in Section 12), the cancelled Option will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

                  (d) Each individual who is elected to the Board at the 1994 Annual Meeting of stockholders of the Company and is not at the time of his election to the office of director an employee of the Company or any subsidiary shall automatically be granted a nonstatutory stock option to purchase 1,000 shares of the Company's Common Stock. Any individual who, subsequent to the 1994 Annual Meeting but prior to the 1995 Annual Meeting (i) is elected to the Board,
(ii) is not at the time of his assumption of office as a Director an employee of the Company or any subsidiary, and (iii) has not previously received an automatic option grant under this section shall upon assumption of such office automatically be granted a nonstatutory stock option under this Plan to purchase 1,000 shares of the Company's Common Stock.

                  On the date of the 1995 Annual Meeting of the Company's stockholders and on the date of each Annual Meeting of the Company's stockholders held thereafter, each individual who (i) is elected or re-elected to the Board at such Annual Meeting including any individual who may have already received one or more automatic option grants under the Plan, (ii) is not at the time of his assumption of office as such Director an employee of the Company or any subsidiary, shall automatically be granted an option under the Plan to purchase an additional 1,000 shares of the Company's Common Stock. The terms and conditions of each option grant to any director shall be as set forth in the stock option agreement.

                  Except for the automatic option grants under this Section 6(d), non-employee members of the Board shall not be eligible to receive any additional option grants under this Plan.

         7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

         9.       Option Exercise Price and Consideration.

                  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                           (i)      In the case of an Incentive Stock Option

                                    (A)   granted  to an  Employee  who,  at the
time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)   granted to any Employee  other than an
Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii)     In the case of a Nonstatutory  Stock Option,
the per Share exercise price shall be determined by the Administrator; provided that the per share exercise price shall not be less than 85% of the fair market value at the time of grant.

                  (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

                  (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                           (i)      cash;

                           (ii)     check;

                           (iii)    other Shares which (A) in the case of Shares
acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                           (iv)     delivery  of a  properly  executed  exercise
notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                           (v)      a  reduction  in the  amount of any  Company
liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                           (vi)     any combination of the foregoing  methods of
payment; or

                           (vii)    such  other   consideration  and  method  of
payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10.      Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                         An Option  may not be  exercised  for a  fraction  of a
Share.

                         An Option  shall be deemed  exercised  when the Company
receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

                         Exercising  an Option in any manner shall  decrease the
number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 90 days following the Optionee's termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                   (e)   Rule 16b-3.  Options granted to individuals  subject to
Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12.      Adjustments  Upon  Changes  in  Capitalization,   Dissolution,
                  Merger, Asset Sale or Change of Control.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         14.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         15.      Conditions Upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         16.      Liability of Company.

                  (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                                                      APPENDIX A
--------------------------------------------------------------------------------
PROXY                           XIOX CORPORATION                           PROXY

           Annual Meeting of Stockholders to be Held on May 17, 1999

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints William H. Welling and Melanie D. Johnson, and each or either of them, as proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the other side, all of the shares of Common Stock and Series A Preferred Stock of Xiox Corporation held of record by the undersigned as of April 1, 1999, at the Annual Meeting of Stockholders of Xiox Corporation to be held May 17, 1999, or at any adjournment thereof.

     The shares covered by this proxy will be voted in accordance with the undersigned(s) instructions with respect to any matter in which a choice is specified. If this proxy is returned without indicating specific instructions, all shares represented herein will be voted for the Director nominees listed, and as recommended by the Board of Directors, on all other proposals. Each of the proxies or their substitutes as shall be present and acting at the Annual Meeting shall have and may exercise all of the powers of all of said proxies hereunder.

                 (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

--------------------------------------------------------------------------------
                                                                     Please mark
                                                                [x]   your votes
                                                                       as this

The Board of Directors recommends a vote FOR Items 1, 2, 3, 4, 5, 6, and 7.

1. ELECT SIX DIRECTORS                                                  WITHHOLD
   FOR ONE-YEAR TERMS.                                          FOR     FOR ALL
                                                                [ ]       [ ]

Nominees:
William H. Welling, Mark A.
Parrish, Jr., Robert K. McAfee, Bernard T. Marren,
Atam Lalchandani, Philip Vermeulen

WITHHELD FOR: (write that nominee's name in the space provided below.)


-----------------------------



I PLAN TO ATTEND THE MEETING      [ ]

                                                           FOR  AGAINST  ABSTAIN
2.   AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE
     THE NUMBER OF  AUTHORIZED  SHARES OF OUR PREFERRED    [ ]    [ ]      [ ]
     STOCK FROM 2,000,000 TO 10,000,000 SHARES.

3.   AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE
     THE  NUMBER OF  AUTHORIZED  SHARES  OF OUR  COMMON    [ ]    [ ]      [ ]
     STOCK FROM 10,000,000 TO 50,000,000 SHARES.

4.   AMEND THE 1994 STOCK PLAN TO  INCREASE  THE NUMBER
     OF SHARES OF OUR COMMON STOCK  AVAILABLE FOR STOCK    [ ]    [ ]      [ ]
     OPTION GRANTS FROM 752,095 TO 900,000 SHARES.

5.   AMEND THE 1994 STOCK PLAN TO CLARIFY THE PROVISION
     FOR AN  ANNUAL  INCREASE  IN THE  NUMBER OF SHARES    [ ]    [ ]      [ ]
     AVAILABLE FOR STOCK OPTION GRANTS.

6.   RATIFY   THE   SELECTION   OF  KPMG   LLP  AS  OUR
     INDEPENDENT  AUDITORS  FOR THE FISCAL  YEAR ENDING    [ ]    [ ]      [ ]
     DECEMBER 31, 1999.

7.   TRANSACT OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.


In their discretion, the Proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.

Signature(s) ---------------------------------------- Dated --------------, 1999
Note: Please sign as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.